                                                                  EXHIBIT 17.(a)

                             MONEY MARKET PORTFOLIO

The undersigned hereby instructs [insert name of relevant insurer] to vote, as designated below, all shares of the Money Market Portfolio of Transamerica Variable Insurance Fund, Inc. (the "Portfolio") that the undersigned is entitled to provide instructions for at the Special Meeting of Shareholders to be held April 17, 2002 at 9:00 a.m. Pacific Time, at 1150 South Olive Street, Los Angeles, California, 90015, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Prospectus/Proxy Statement dated January 31, 2002, receipt of which is hereby acknowledged:

                         VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
                                                 -----------------------------
                         VOTE VIA THE TELEPHONE: [add phone number]
                         VOTE VIA FACSIMILE:     [add fax number]
OR:

          Please mark boxes in blue or black ink.

          1. To approve an Agreement and Plan of Reorganization between the Portfolio and the J.P. Morgan Money Market Portfolio of AEGON/Transamerica Series Fund, Inc. (the "Acquiring Portfolio"), providing for the transfer of all of the assets of the Portfolio, subject to its liabilities, in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Portfolio's liabilities, and the pro rata distribution of those shares to Portfolio shareholders and subsequent dissolution of the Portfolio.

    FOR                       AGAINST                    ABSTAIN


In the discretion of Transamerica Variable Insurance Fund, Inc., on behalf of the Portfolio, to transact such other business as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE PORTFOLIO'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                                   Dated:                , 2002


                                                   ---------------------------
                                                   Signature(s)

                                                   ---------------------------
                                                   Signature(s)


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope


Please return this Proxy Card by 5:00 p.m. April 15, 2002, in time to be voted at the Special Meeting.

                                GROWTH PORTFOLIO

The undersigned hereby instructs [insert name of relevant insurer] to vote, as designated below, all shares of the Growth Portfolio of Transamerica Variable Insurance Fund, Inc. (the "Portfolio") that the undersigned is entitled to provide instructions for at the Special Meeting of Shareholders to be held April 17, 2002 at 9:00 a.m. Pacific Time, at 1150 South Olive Street, Los Angeles, California, 90015, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Prospectus/Proxy Statement dated January 31, 2002, receipt of which is hereby acknowledged:

            VOTE VIA THE INTERNET:             https://vote.proxy-direct.com
                                               -----------------------------
            VOTE VIA THE TELEPHONE:            [add phone number]
            VOTE VIA FACSIMILE:                [add fax number]
OR:

          Please mark boxes in blue or black ink.

          1. To approve an Agreement and Plan of Reorganization between the Portfolio and the Growth Portfolio of AEGON/Transamerica Series Fund, Inc. (the "Acquiring Portfolio"), providing for the transfer of all of the assets of the Portfolio, subject to its liabilities, in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Portfolio's liabilities, and the pro rata distribution of those shares to Portfolio shareholders and subsequent dissolution of the Portfolio.

        FOR                       AGAINST                    ABSTAIN


In the discretion of Transamerica Variable Insurance Fund, Inc., on behalf of the Portfolio, to transact such other business as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE PORTFOLIO'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                               Dated:                , 2002


                                               ---------------------------
                                               Signature(s)

                                               ---------------------------
                                               Signature(s)

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Please return this Proxy Card by 5:00 p.m. April 15, 2002, in time to be voted at the Special Meeting.

                             SMALL COMPANY PORTFOLIO

The undersigned hereby instructs [insert name of relevant insurer] to vote, as designated below, all shares of the Small Company Portfolio of Transamerica Variable Insurance Fund, Inc. (the "Portfolio") that the undersigned is entitled to provide instructions for at the Special Meeting of Shareholders to be held April 17, 2002 at 9:00 a.m. Pacific Time, at 1150 South Olive Street, Los Angeles, California, 90015, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Prospectus/Proxy Statement dated January 31, 2002, receipt of which is hereby acknowledged:

                     VOTE VIA THE INTERNET:     https://vote.proxy-direct.com
                                                -----------------------------
                     VOTE VIA THE TELEPHONE:    [add phone number]
                     VOTE VIA FACSIMILE:        [add fax number]
OR:

          Please mark boxes in blue or black ink.

          1. To approve an Agreement and Plan of Reorganization between the Portfolio and the Small Company Portfolio of AEGON/Transamerica Series Fund, Inc. (the "Acquiring Portfolio"), providing for the transfer of all of the assets of the Portfolio, subject to its liabilities, in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Portfolio's liabilities, and the pro rata distribution of those shares to Portfolio shareholders and subsequent dissolution of the Portfolio.

         FOR                       AGAINST                    ABSTAIN


In the discretion of Transamerica Variable Insurance Fund, Inc., on behalf of the Portfolio, to transact such other business as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE PORTFOLIO'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                             Dated:                , 2002


                                             ---------------------------
                                             Signature(s)

                                             ---------------------------
                                             Signature(s)

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Please return this Proxy Card by 5:00 p.m. April 15, 2002, in time to be voted at the Special Meeting.